CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

This Convertible Debenture Purchase Agreement (this "**Agreement**"), dated as of December 16, 2019, is entered into between UniGen Power Inc., a Delaware corporation ("**UniGen**" and the "**Company**"), and InnSuites Hospitality Trust, an unincorporated Ohio real estate investment trust ("**IHT**", "**Lender**" and "**Purchaser**").

A. UniGen is a development stage energy technology company initially engaged in the development of a one megawatt, liquid cooled, radial engine-powered, natural gas-fueled genset, as more fully described in the Confidential Private Placement Memorandum, dated December 17, 2019 (the "**Memorandum**").[1]

B. UniGen desires to sell to IHT secured, convertible debentures (the "**Debentures**"), substantially in the form of Exhibit A, in the aggregate original principal amount of $1,000,000 (the "**Loan Amount**") (the "**Loan**"). Exhibit A, as attached, is prepared for the Initial Closing, as defined. The Debentures are, among other things, convertible into shares of the UniGen Class A Common Stock at an initial conversion rate of $1.00 per share, such conversion rate being subject to adjustment as provided in Section 4.1.

C. To induce IHT to purchase the Debentures with the Loan, the Company desires to issue to IHT Class A Common Stock Purchase Warrants (the "**Debenture Warrants**"), substantially in the form of Exhibit B, to purchase up to 1,000,000 shares of Class A Common Stock. Exhibit B, as attached, is prepared for the Initial Closing. The Debenture Warrants are, among other things, exercisable at an initial exercise price of $1.00 per share of Class A Common Stock. The Debenture Warrants would be issued upon, and in proportion to, the purchase of the Debentures at each Closing of the Loan.

D. UniGen also desires to establish a working capital line of credit pursuant to which IHT shall purchase additional notes (the "**LOC Notes**") in the aggregate original principal amount of up to $500,000, on the terms and conditions described in Section 5 (the "**LOC**"). The LOC Notes shall be in substantially the same form as the form of Debentures attached as Exhibit A.

E. UniGen desires also to issue to IHT additional warrants to purchase up to 200,000 shares of Class A Common Stock ("**Additional Warrants**"), substantially in the form of Exhibit B. The Additional Warrants are, among other things, exercisable at an initial exercise price of $2.25 per share. The Additional Warrants will be issued upon execution of this Agreement, and in proportion to the purchase of the Debentures at each Closing of the Loan.

F. IHT desires also to purchase the Debentures and Debenture Warrants with the Loan, to purchase the LOC Notes with the LOC, and to acquire the Additional Warrants as additional consideration for the foregoing, each subject to the terms and conditions set forth in this Agreement. The Debentures, Debenture Warrants, and Additional Warrants are referred to

[1] IHT acknowledges reading the Memorandum in its entirety, understands the disclosures contained therein, and has evaluated those disclosures and the Follow-on Round, as defined, for the purposes of the transaction described in this Agreement. IHT further acknowledges that the economic terms of that financing round are different than those contained in this Agreement but the non-economic disclosures are all relevant to this offering including those contained in the Memorandum's risk factors.

collectively as the "**Purchased Securities**". The shares of Class A Common Stock issued upon conversion or exercise of the Debentures, Debenture Warrants, and Additional Warrants, as applicable, are referred to collectively as the "**Conversion Shares**".

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms not otherwise defined in this Agreement will have the meanings set forth in this Section 1.

1.1 "**Charter**" means the Amended and Restated Certificate of Incorporation of the Company as filed with the State of Delaware Secretary of State, Division of Corporations.

1.2 "**Class A Common Stock**" means restricted Unigen Class A Common Stock , par value $0.0001, as defined in the Charter, having the rights, preferences, and provisions as set forth in the Charter.

1.3 "**Common Stock**" means UniGen Class A Common Stock, Class F Common Stock and Class B Common Stock, each as defined in the Charter, and any other series or class of common stock of the Company, having the rights, preferences, and provisions as set forth in the Charter.

1.4 "**Conversion Shares**" means UniGen Class A Common Stock issuable upon the conversion of the Debentures, LOC Notes, or exercise of the Debenture Warrants, or Additional Warrants.

1.5 "**Conversion Price**" means $1.00 per share of Class A Common Stock, subject to adjustment described in Sections 4.1, 4.3, and 13.12.

1.6 "**Corporate Transaction**" means:

(a) the closing of the sale, transfer or other disposition, in a single transaction or series of related transactions, of all or substantially all of the Company's assets;

(b) the consummation of a merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold a majority of the outstanding voting securities of the capital stock of the Company or the surviving or acquiring entity immediately following the consummation of such transaction); or

(c) the closing of the transfer (whether by merger, consolidation or otherwise), in a single transaction or series of related transactions, to a "person" or "group" (within the meaning of Section 13(d) and Section 14(d) of the Exchange Act) of the Company's capital stock if, after such closing, such person or group would become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of

more than 50% of the outstanding voting securities of the Company (or the surviving or acquiring entity).

A transaction will not constitute a "Corporate Transaction" if its purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately prior to such transaction. Notwithstanding the foregoing, the sale of Equity Securities in a *bona fide* financing transaction will not be deemed a "Corporate Transaction."

1.7 "**Equity Securities**" means (a) Class A Common Stock; (b) any securities conferring the right to purchase Class A Common Stock; or (c) any securities directly or indirectly convertible into, or exchangeable for (with or without additional consideration) Class A Common Stock. Notwithstanding the foregoing, the following will not be considered "Equity Securities": (i) any security granted, issued or sold by the Company to any director, officer, employee, consultant or adviser of the Company for the primary purpose of soliciting or retaining their services; (ii) any convertible promissory notes issued by the Company that do not have a fixed or immediately ascertainable conversion price at the time of issuance; and (iii) any SAFEs issued by the Company.

1.8 "**Exchange Act**" means the Securities Exchange Act of 1934, as amended.

1.9 "**Follow-On Round**" means the Company's raise of an additional $2,000,000 with the sale of its 5-year, 6% convertible debentures, convertible to Class A Common Stock at $2.25 per share, and with the issuance of Investor Warrants, as defined in the Memorandum.

1.10 "**Maturity Date**" means the Debentures Maturity Date or the LOC Notes Maturity Date, as defined and as applicable.

1.11 "**Next Class A Offering**" means the next sale (or series of related sales) by the Company of its Equity Securities after the conclusion of the Follow-On Round, but prior to June 30, 2022, provided, however, that this definition is subject to change at the discretion of the Company upon commencement of the Follow-On Round.

1.12 "**Notes**" has the meaning set forth in the recitals.

1.13 "**SAFE**" means any simple agreement for future equity (or other similar agreement) that is issued by the Company for bona fide financing purposes and which may convert into the Company's capital stock in accordance with its terms.

1.14 "**Securities Act**" means the United States Securities Act of 1933, as amended.

1.15 "**Syndication**" means the Follow-On Round.

2. Purchase, Sale and Issuance of Debentures, Debenture Warrants and Additional Warrants.

2.1 Subject to the terms and conditions hereof, IHT shall purchase from the Company, and the Company will issue to IHT, Debentures in the aggregate, original,

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principal amount of One Million and No/100 Dollars ($1,000,000.00) (the "**Loan Amount**"), the Debenture, Debenture Warrants and the Additional Warrants, for the purchase price equal to the Loan Amount, as follows:

(a) Purchase and Issuance at Initial Closing. At the first closing on or about December 16, 2019 (the "**Initial Closing**"), IHT shall purchase, for the sum of Six Hundred Thousand and No/100 Dollars ($600,000.00) (the "**Initial Closing Amount**"), and the Company shall deliver, a Debenture in an original principal amount equal to the Initial Closing Amount, Debenture Warrants for the purchase of Six Hundred Thousand (600,000) shares of Class A Common Stock at the initial exercise price of One and No/100 Dollars ($1.00) per share, and Additional Warrants for the purchase of One Hundred Twenty Thousand (120,000) shares of Class A Common Stock at the initial exercise price of Two and 25/100 Dollars ($2.25) per share.

(b) Purchase and Issuance at February Closing. On February 1, 2020 (the "**February Closing**"), IHT shall purchase, for the sum of Four Hundred Thousand and No/100 Dollars ($400,000.00) (the "**February Closing Amount**"), and the Company shall deliver, Debentures in an original principal amount equal to the February Closing Amount, Debenture Warrants for the purchase of Four Hundred Thousand (400,000) shares of Class A Common Stock at the initial exercise price of One and No/100 Dollars ($1.00) per share, and Additional Warrants for the purchase of Eighty Thousand (80,000) shares of Class A Common Stock at the initial exercise price of Two and 25/100 Dollars ($2.25) per share.

3. Debentures Maturity Date, Interest, Payments, Security, and Debenture Warrants Exercise.

3.1 Debentures Maturity Date. All unpaid principal and accrued and unpaid interest shall be due and payable by the Company to the record holder of the Debentures on December 31, 2024 ("**Debentures Maturity Date**").

3.2 Debentures Interest. The outstanding principal amounts of the Debentures will accrue simple, non-compounding, interest at the rate of 6.00% per annum.

3.3 Debentures Payments. The Company shall service the Debentures with installments of accrued interest only, payable quarterly in arrears, prorated to calendar quarters on a per diem basis. Payments shall commence on the fifteenth (15th) day after the end of the first full calendar quarter following the Debenture issuance date, subject to Section 3.5. *For example, the first installment of interest for the Debentures issued in a closing occurring on December 16, 2019, will be payable on April 15, 2020.*

3.4 Debentures Security. Payment of the obligations represented by the Debentures shall be secured by one of the two, planned, production-validation engines of the Company (the "**Collateral**"). IHT hereby acknowledges and agrees that such security may, at the Company's option, be extended to secure any obligation with respect to the securities to be issued in the Follow-On Round, *pari passu,* and IHT's position with respect to that Collateral shall be equal in rank and priority with the Follow-On Round investors.

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3.5 Debenture Warrants Exercise Following Interest Payments. IHT shall, within fifteen (15) days of receiving a quarterly interest payment when the Company so requests from time to time, exercise the Debenture Warrants in the amount of the subject quarterly payment.

3.6 Debentures Prepayment. The Company may prepay the Debentures, at its option, at any time, in whole or in part, twelve (12) months after the issuance of the respective Notes, upon six months' advance notice in each case. For clarity, the earliest date on which the Debentures could be prepaid is eighteen (18) months from the respective dates of the Debentures. Notwithstanding the foregoing, however, the six-month advance notice of pre-payment shall not apply if conversion or pre-payment is a condition precedent to any third-party financing of at least $5,000,000, but, in such case, IHT shall have not less than 30 days' notice to elect to convert the Debentures or receive prepayment.

4. Terms of Debenture Warrants and Additional Warrants.

4.1 Debenture Warrants Exercise Price. The Debenture Warrants entitle holder to purchase shares of Class A Common Stock at the initial exercise price of $1.00 per share during its Term. The exercise price, and number of shares purchasable thereby, may be adjusted to account for (i) stock dividends, (ii) reclassification, reorganization or merger, and (iii) stock splits and reverse stock splits, each as more fully described in Section 7 of the Debenture Warrants.

4.2 Debenture Warrants Expiration. The Debenture Warrants shall lapse and expire as follows:

(a) On the second (2nd) anniversary of the Initial Closing and on at least thirty (30) days' written notice by UniGen to IHT, the Debenture Warrants will expire with respect to 200,000 shares of Class A Common Stock, to the extent that the Debenture Warrants was not prior thereto exercised to purchase at least 200,000 Shares.

(i) For example, if IHT exercised the Debenture Warrants to purchase 50,000 shares, but no more, prior to the 2nd anniversary of the Initial Closing, then its right to purchase 150,000 shares pursuant to the Debenture Warrants would expire after at least thirty (30) days' written notice from UniGen to IHT.

(b) On the date that is 6 months following the 2nd anniversary of the Initial Closing and on at least thirty (30) days' written notice by UniGen to IHT, the Debenture Warrants will expire with respect to an additional 400,000 shares of Class A Common Stock, to the extent that the Debenture Warrants was not prior thereto exercised to purchase a total of at least 600,000 Shares.

(i) For example, if IHT exercised the Debenture Warrants to purchase 200,000 shares, but no more, prior to the 2nd anniversary of the Initial Closing, and then exercised the Debenture Warrants two months later to purchase 300,000 shares, but no more, then its right to purchase 100,000

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shares pursuant to the Debenture Warrants would expire after at least thirty (30) days' written notice from UniGen to IHT.

(c) On the third (3rd) anniversary of the February Closing and on at least thirty (30) days' written notice by UniGen to IHT, the Debenture Warrants will expire with respect to the remaining shares of Class A Common Stock otherwise purchasable thereunder.

4.3 Additional Warrants Exercise Price. The Additional Warrants entitles its holder to purchase shares of Class A Common Stock at the initial exercise price of $2.25 per share during its Term. The exercise price, and number of shares purchasable thereby, may be adjusted to account for (i) stock dividends, (ii) reclassification, reorganization or merger, and (iii) stock splits and reverse stock splits, each as more fully described in Section 7 of the Additional Warrants.

4.4 Additional Warrants Expiration. The Additional Warrants shall expire, upon at least thirty (30) days' written notice by UniGen to IHT, on the third (3rd) anniversary of their respective dates of issuance: 120,000 will be issued with the Initial Closing and 80,000 will be issued with the February Closing.

4.5 Mandatory Exercise of Debenture Warrants and Additional Warrants.

(a) On thirty (30) days' written notice by the Company (or such shorter period as may be required by underwriters, investment bankers, or other similar professionals involved in the transaction but, in any event, not less than twenty (20) days' written notice), in its sole discretion, IHT must exercise the un-exercised remainder of the Debenture Warrants and the Additional Warrants prior to a Company Initial Public Offering, Corporate Transaction, or similar transaction. To the extent IHT does not so exercise all remaining exercise rights, the terms of such remaining un-exercised warrants shall expire on the day following the end of the above 30-day or the above 20-day period, as the case may be, subject to Section 4.5(b).

(b) IHT shall be entitled to exercise the Debenture Warrants and/or Additional Warrants on a cashless basis, on the respective terms described in those Warrants, and, in the event of a mandatory exercise accompanying a Corporate Transaction, to exercise the Debenture Warrants and Additional Warrants in consideration for delivery of a 6% interest per annum, one year, promissory note, secured by the shares received on exercise of the Debenture Warrants and the Additional Warrants (together, the "**Warrant Shares**", including any securities obtained in exchange therefor) and any and all proceeds with respect thereto resulting from the Corporate Transaction, and dividends, or other distributions with respect to those Warrant Shares (and/or other securities obtained in exchange therefor).

4.6 Incorporation of Terms. All other terms and conditions governing the **Debenture** Warrants and Additional Warrants are set forth in the Debenture Warrants and Additional Warrants, which terms are incorporated herein by this reference. In the event of a conflict between this Agreement and the Debenture Warrants or Additional Warrants, the terms of this Agreement shall control.

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5. Purchase, Sale, and Issuance of the LOC Notes. Subject to the terms and conditions hereof, with specific reference to Section 5.1, below, IHT shall purchase from the Company, and the Company will issue to IHT, LOC Notes in the aggregate original principal amount of up to Five Hundred Thousand and No/100 Dollars ($500,000) (the "**LOC Amount**"), for the purchase price equal to the original principal amount of each LOC Note, as follows:

5.1 Conditions to LOC Notes Purchase and Issuance.

(a) IHT shall have no obligation to purchase LOC Notes more frequently than once during any thirty (30) day period (each such Subsequent Closing, an "**LOC Draw**").

(b) The purchase price for the LOC Notes, and its original principal amount, in any one LOC Draw shall not exceed, without the consent of IHT, One Hundred Thousand and No/100 Dollars ($100,000) *minus* that number of dollars equal to the cumulative dollars received from the Syndication on and after March 1, 2020, divided by a number equal to the number of whole calendar months since March 1, 2020 (March being month one).

(c) IHT shall have no further obligation to purchase LOC Notes after the occurrence of the earlier of (i) IHT's purchase of LOC Notes in the aggregate amount equal to or exceeding the LOC Amount; (ii) the date that is twenty-four (24) months following the date of the February Closing; or (iii) the date UniGen receives proceeds from the Syndication in an amount equal to the cumulative total of one million dollars ($1,000,000).

(d) If, prior to the LOC Notes Maturity Date, as defined, the Company has not drawn on the LOC in the aggregate amount of Five Hundred Thousand and No/100 Dollars ($500,000), IHT may, at its discretion, cause the Company to sell to IHT LOC Notes in the amount of up to the difference between the amount previously drawn (inclusive of all amount(s) of LOC Notes principal repaid and/or interest previously paid and LOC Notes converted to Class A Common Stock) by the Company and $500,000 (the "**Put Amount**"), which election shall occur not later than the LOC Notes Maturity Date and on UniGen providing at least thirty (30) days' written notice to IHT.

6. LOC Notes; Interest; and Interest Payment Conversion.

6.1 LOC Notes Maturity Date. All unpaid principal, and accrued and unpaid interest, each to the extent not converted into Class A Common Stock, shall be due and payable by the Company to the record holder of the LOC Notes on February 28, 2022 ("**ce**").

6.2 LOC Interest. The outstanding principal amounts of the LOC Notes will accrue simple, non-compounding interest at the rate of 6.00% per annum.

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6.3 LOC Notes Payments. The Company shall service the LOC Notes with installments of accrued interest only, payable quarterly in arrears, prorated to calendar quarters on a per diem basis. Payments shall commence on the fifteenth (15th) day after the end of the first full calendar quarter following the LOC Notes issuance date, subject to Section 3.4. *For example, the first installment of interest for the LOC Notes issued in a closing occurring on April 15, 2020, will be payable on October 15, 2020.*

6.4 LOC Notes Conversion of Interest Payments. IHT shall, within fifteen (15) days of receiving a quarterly interest payment on the LOC Notes when the Company so requests from time to time, exercise the Debenture Warrants in the amount of the subject quarterly payment.

6.5 LOC Notes Prepayment. The Company may prepay the LOC Notes, at its option, at any time, in whole or in part, with or without advance notice in each case, subject to IHT's right to convert the Put Amount, as described in Section 5.1(d).

7. Debentures and LOC Notes Conversion. Each of the Debentures and LOC Notes will be convertible into Class A Common Stock pursuant to this Section 7.

7.1 Voluntary Conversion. The Debentures and the LOC Notes shall convert, at the option of IHT, into Class A Common Stock at the Conversion Price.

7.2 Corporate Transaction Conversion. In the event of a Corporate Transaction prior to the conversion of the Debentures or LOC Notes pursuant to Section 7.1 or Section 7.3 or the repayment of such Debentures or LOC Notes, at the closing of such Corporate Transaction, the holder of each Debenture may elect that either: (a) the Company will pay the holder of such Debentures an amount equal to the sum of (x) all accrued and unpaid interest due on such Debentures and (y) the outstanding principal balance of such Debentures; or (b) such Debenture will convert into that number of Class A Common Stock equal to the quotient (rounded down to the nearest whole share) obtained by dividing (x) the outstanding principal balance and unpaid accrued interest of such Debenture on the date of conversion by (y) the applicable Conversion Price.

7.3 Maturity Conversion. At any time on or after the Maturity Date, at the election of the holder thereof, each Debenture or LOC Note will convert into that number of Conversion Shares equal to the quotient (rounded down to the nearest whole share) obtained by dividing (x) the outstanding principal balance and unpaid accrued interest of such Debenture or LOC Note on the date of such conversion by (y) the applicable Conversion Price. Holder may elect to convert up to thirty (30) days following written notice given holder on or after the Maturity Date, and the respective terms of the Maturity Date shall be extended for up to such thirty (30) day period pending such holder's election to convert into Conversion Shares.

7.4 Mechanics of Conversion.

(a) Certificates. As promptly as practicable after the conversion of the Debentures and/or LOC Notes, and/or the exercise of the Debenture Warrants, and/or Additional Warrants, and the issuance of the Conversion Shares, the Company (at its expense) will issue and deliver to the holder thereof a certificate or certificates

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evidencing the Conversion Shares (if certificated) or, if the Conversion Shares are not certificated, will deliver a letter from the Secretary of the Company certifying that the share register of the Company reflects the Conversion Shares held by such holder, or other reasonable written confirmation. The Company will not be required to issue or deliver the Conversion Shares until the holder of such Debentures and/or LOC Notes has surrendered the Debentures and the LOC Notes, as the case may be, to the Company (or provided an instrument of cancellation or affidavit of loss). The conversion of the Debentures and LOC Notes pursuant to Section 7.1 may be made contingent upon the closing of the Corporate Transaction.

8. Closings.

8.1 Initial Closing. Initial Closing on or about December 16, 2019, will take place remotely via the exchange of documents and signatures on the date of this Agreement, or at such other time and place as the Company and IHT agree upon in writing. At the Initial Closing, IHT will deliver the Initial Closing Amount to the Company and the Company will deliver to IHT a Debenture in the original principal amount of the Initial Closing Amount, and the proportionate Debenture Warrants, and Additional Warrants as described in Section 2.1(a).

8.2 February Closing. The subsequent closing of the sale of the Debentures in return for the February Closing Amount paid by IHT (the "**February Closing**") will take place remotely via the exchange of documents and signatures on February 1, 2020, or at such other time and place as the Company and IHT agree upon in writing. At the February Closing, IHT will deliver the February Closing Amount to the Company and the Company will deliver to IHT the Debentures in the original principal amount of the February Closing Amount and the proportionate Debenture Warrants and Additional Warrants described in Section 2.1(a).

8.3 LOC Subsequent Closings. In any subsequent closing (each a "**Subsequent Closing**"), the Company may sell LOC Notes subject to the terms of this Agreement to IHT, subject to, and as described in Section 5. Each Subsequent Closing will take place remotely via the exchange of documents and signatures at such times as determined by the Company, but not less than five (5) business days following notice of the LOC Draw by the Company.

9. Drag Along Rights; Right of First Refusal.

9.1 Drag Along. If at any time the Company or the holders of the Company's Class F common stock, being the majority of the voting power of the capital stock of the Company, approve a sale of (i) all of the stock of the Company to one or more independent third parties through one or more related transactions, (ii) all or substantially all of the assets of the Company to one or more independent third parties through one or more related transactions, or (iii) any other transaction where control of the Company is transferred to one or more independent third parties, in each case including if structured as a merger, consolidation, joint venture or other similar transaction (each, an "**Approved Sale**"), IHT and its successors and assigns (each, for purposes of this Section 9, a "**Holder**") shall consent to and raise no objections against the Approved Sale and shall waive any dissenters'

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rights, appraisal rights or similar rights in connection with such Approved Sale. Holder will be entitled to receive the same price and terms and the same representations and warranties as the holders of the Company's Class F Common Stock receive. If the Approved Sale is structured as a sale of stock, then Holder shall, if requested by the Company, sell or otherwise transfer all of Holder's shares of capital stock (or any portion thereof if requested), on the terms and conditions approved by the Company. Holder will promptly take all reasonable actions deemed necessary or desirable, in the reasonable judgment of the Company, in connection with and to facilitate the consummation of the Approved Sale, including the execution of all agreements and instruments reasonably requested by the Company. The Company will use reasonable efforts to notify Holder in writing not less than twenty (20) business days before the proposed consummation of an Approved Sale; provided, however, that Holder agrees not to, directly or indirectly, without the prior written consent of the Company, disclose to any other person any information related to such potential Approved Sale, other than disclosures to legal counsel in confidence or as otherwise necessary to protect Holder's rights under applicable law, or as otherwise required by law.

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9.2 Right of First Refusal. Except in cases where the Holder assigns and transfers this Debenture, in whole or in part, directly or indirectly to any trust, pension or profit sharing plan, Individual Retirement Account, family limited partnership, or other similar entity directly or indirectly controlled by Holder or to family members or affiliates of the Holder or employees of such affiliates (each, a "**Planning-Related Affiliate**"), for tax or estate planning purposes or for employee profit sharing purposes by the Holder, if Holder desires to sell or otherwise transfer the Debenture, the LOC Notes, Warrants, or any of the securities issued or issuable upon the conversion or exercise of same (for purposes of this Section 9, the "**Shares**"), to any third party, Holder first shall afford Company the opportunity to purchase the Debenture, the LOC Notes, Warrants or the Shares, as the case may be, on the same terms and conditions as those offered the third party. If Company fails for any reason to accept any such repurchase offer within 30 days after it is received in writing, then the offer shall be deemed to have been rejected by Company and Holder thereafter shall be free in every case to deal with one or more third parties (subject to other applicable transfer restrictions); provided that if Holder desires to sell or otherwise transfer the Debenture, the LOC Notes, Warrants or the Shares on terms more favorable than those previously not accepted by the Company, Holder shall afford Company the opportunity to purchase the Debenture, the LOC Notes, Warrants or the Shares on those terms, and the Company has the same obligation as provided above as to acceptance within 30 days. Additionally, this right of first refusal shall terminate if and when Company first registers any of its securities under the Act.

10. Covenants of the Company.

10.1 Board Representation. For as long as any material amount of the Debentures or of the LOC Notes remains unpaid or un-converted to Class A Common Stock, IHT may nominate, as an additional director, and the holders of Class F Common Stock shall cause to be elected, a qualified nominee to the Board of Directors of the Company (the "**Board**"). IHT hereby nominates, and the Company will cause the holders of Class F Common Stock to elect, Marc Berg to the Board as of the Initial Closing. In addition, the Board and the holders of Class F Common Stock shall cause James Wirth to be elected to the Board as of the Initial Closing for a term of one (1) year, subject to action of the stockholders at their

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next annual meeting. The election of each of the above directors is subject to removal for "cause", including without limitation, breach of fiduciary duty, 'bad actor' status under the securities laws, illegal, unethical, or other conduct detrimental to the Company, each of the foregoing as determined by the Board in its reasonable judgment. The holders of Class F Common Stock will cause Mr. Berg to be reelected at each annual meeting of the stockholders for as long as any material amount of the Debentures or LOC Notes remains outstanding. Mr. Berg may continue to serve as a director following repayment or conversion of the Debentures until the end of the term (which is, generally, until the next annual meeting of the stockholders). The Class F stockholders will give "weighty" consideration to re-electing Mr. Berg following the repayment or conversion of the Debentures and LOC Notes in full. In the event Mr. Berg resigns from the Board or is otherwise unable to serve, IHT may nominate a successor which, subject to the consent of the holders of Class F Common Stock, shall not be unreasonably withheld, the Company will cause to be elected to the Board.

10.2 Information Rights. While any material portion of the Notes or LOC Notes is outstanding and unconverted, the Company will use commercially reasonable efforts to deliver the following items of information to the Board and to IHT by the 15th day of the following month, to the extent doing so does not violate, in the judgment of the Company, applicable federal or state securities laws and regulations:

(a) Copies of bank statements from all UniGen accounts reflecting all transactions including wire and automatic transfers.

(b) A summary of checks written including the names of the payee(s), the amount paid, the purpose of the payment, and how the payment was classified in the Company's accounting system.

(c) Monthly internal income statements and balance sheets footnoted for material items missing such as an updated depreciation schedule.

In the event that the Company fails to provide any of the foregoing, it shall provide same within five (5) business days, subject to reasonable extensions under the circumstances, of IHT's written request therefor.

10.3 IP or Collateral Transfer. The Company shall not, without IHT's consent, sell, transfer, or convey the Collateral, or its patent(s) to any third party while any material portion of the Debentures or LOC Notes remains outstanding and unconverted, except that no consent shall be required to pledge those assets as security for a loan or other credit facility (or related series of loans or credit facilities) of at least five million dollars ($5,000,000) in the aggregate. The foregoing restriction on transfer shall not apply to any transfer to an intellectual property holding company wholly-owned by the Company nor to any Corporate Transaction.

10.4 Expenditure Internal Approval. While any material portion of the Debentures or LOC Notes is outstanding and un-converted, all checks, payments, and other disbursements of Company funds shall require two (2) signatures or approvals, including at least one of the following officers: Tony Carmen, Bob Rogers, Nick Salvatore, and Chris Rogers. To the extent permitted by the Company's bank, Marc Berg will be granted "read"

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access to the Company's bank account to help facilitate the informational access rights of IHT. However, no person who is not an officer of the Company will have approval or signing authority over the Company's bank accounts or the Company's expenditures (subject to the general oversight authority of the Board).

10.5 Indemnification Agreements. The Company shall enter into binding indemnification agreements with each of its officers and directors, consistent with the Company's Charter.

10.6 Potential IRC §1202 Qualified Small Business Stock Qualification. To the extent it does not conflict with the best interest of the Company, in the judgment of the Board, the Company shall make commercially reasonable efforts to cause its Common Stock to qualify as "Qualified Small Business Stock" ("**QSBS**") within the meaning of IRC §1202.

(a) QSBS Limitations on Qualification. IHT understands and acknowledges, that none of the Purchased Securities or Conversion Shares will qualify as QSBS for purposes of commencing the required holding period unless and until converted to Class A Common Stock, if at all. At that time, the Company must be an active, domestic, C corporation whose gross assets, valued at original cost, have not exceeded $50,000,000 at any time prior to, or immediately after, the issuance of the Class A Common Stock.

(b) No Duty to Limit Assets or Provide Notice. The Company shall not have any obligation to limit the value of its gross assets, at original cost, to comply with the above gross asset $50,000,000 requirement. Except as otherwise required hereunder for those purposes, the Company shall have no responsibility to notify IHT of its asset values or any other information for purposes of QSBS analysis or treatment.

(c) QSBS Transaction Limitations. All parties acknowledge that the favorable QSBS treatment is not guaranteed, and would in any event, only be available, if at all, upon the sale of stockholder equity (rather than, e.g., a transaction selling the Company's assets). The parties further acknowledge that, except under limited circumstances, the benefits of QSBS treatment are available only to the person who acquired the relevant securities directly from the Company.

(d) Reliance on own QSBS Advisors. IHT acknowledges and agrees that neither the Company, nor any of its officers, directors, or stockholders, is, has been, or will be providing legal or other advice with respect to QSBS, and the Company shall rely exclusively on its own professional advisers.

(e) Compensation.

(i) Board Compensation Amount. Board Compensation is to be determined by the Board, but is currently contemplated to be approximately $24,000 per year until the completion of the two production-validation engines. Initially, Board members will be compensated equally, subject to payments required for accrued compensation, described below. Increases in Board compensation will be evaluated by the Board from time to time, and it is

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anticipated that Board compensation may be increased to $60,000, or some other market-rate, when the Company begins accepting deposits or as the Company commences commercial production.

(ii) Board Compensation Deferral. The Company's Board and its officers will continue to defer and accrue any compensation until at least $3,000,000 million (inclusive of the Loan and, if and to the extent converted to equity, the LOC) is raised. At that time, the Company may begin current payment of up to one-half of the otherwise accruing compensation, allocated as the Board then determines. Current payment of the full amount of compensation may occur upon completion of the two production-validation engines. Payment of previously accrued and unpaid compensation shall thereafter be paid as the Board determines. Accrual of deferred officers' and directors' compensation will start on or after January 1, 2020 as determined by the Board.

(iii) Officer Compensation Amount and Deferral. Officer compensation for Messrs. Carmen, Salvatore, C. Rogers, and R. Rogers will be separate and apart from Board member compensation. Its amount is yet to be determined but is expected to be $96,000 per year, until the completion of the two production validation engines. Those officers will initially be compensated equally. All of the above-described compensation will follow the same deferral paradigm as Board compensation described in Section 10.6(e)(ii) above.

10.7 Dividends. The Company shall use commercially reasonable efforts, subject to applicable law and the business judgment of the Board, to declare and pay an annual dividend on its capital stock in an amount such that investors in the Follow-on Round receive a return on investment of at least 6% per annum during a period of five (5) years from the closing date of their respective investments.

11. Representations and Warranties of the Company. In connection with the transactions contemplated by this Agreement, the Company hereby represents and warrants to IHT as follows:

11.1 Due Organization; Qualification and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify or to be in good standing would have a material adverse effect on the Company.

11.2 Authorization and Enforceability. Except for the issuance of the Conversion Shares, all corporate action has been taken on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Debentures. Except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights, the Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this Agreement and the Debentures valid and enforceable in accordance with their terms.

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12. Representations and Warranties of IHT. In connection with the transactions contemplated by this Agreement, IHT hereby represents and warrants to the Company as follows:

12.1 Authorization. IHT has full power and authority to enter into this Agreement and to perform all obligations required to be performed by it hereunder. This Agreement, when executed and delivered by IHT, will constitute IHT's valid and legally binding obligation, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors' rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

12.2 Purchase Entirely for Own Account. IHT acknowledges that this Agreement is made with the Company in reliance upon IHT's representation to the Company, which IHT confirms by executing this Agreement, that the Purchased Securities and Conversion Shares (collectively, the "**Securities**") will be acquired for investment for IHT's own account, not as a nominee or agent (unless otherwise specified on such Purchaser's signature page hereto), and not with a view to the resale or distribution of any part thereof, and that IHT has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, IHT further represents that IHT does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities. IHT also represents it has not been organized solely for the purpose of acquiring the Securities. IHT acknowledges that any resale of any of the Purchased Securities or Conversion Shares within 12 months of IHT's purchase from the Company, except a resale to an accredited investor or pursuant to a registration statement effective under A.R.S. Title 44, Chapter 12, Article 7, shall be presumed to have been purchased with a view to distribution and not for investment. All Purchased Securities are "restricted securities" and subject to transferability restrictions, including, without limitation, those described in Sections 12.6 and 13.11.

12.3 Disclosure of Information; Non-Reliance; Legal Counsel. IHT acknowledges that it has received all the information it considers necessary or appropriate to enable it to make an informed decision concerning an investment in the Securities. IHT further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities. IHT confirms that the Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities. In deciding to purchase the Securities, IHT is not relying on the advice or recommendations of the Company, its officers, or its directors and IHT has made its own independent decision that the investment in the Securities is suitable and appropriate for IHT. IHT understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment. **IHT further acknowledges that IHT did not look to any officer, director, or stockholder of the Company for legal advice in connection with this transaction, nor did IHT deem, accept, or rely on any statement made by any Company officer, director, or stockholder as legal advice. IHT HAS BEEN ADVISED TO SEEK THE ADVICE OF LEGAL COUNSEL IN CONNECTION WITH THIS AGREEMENT AND THE CONTEMPLATED**

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TRANSACTIONS HEREOF AND HAS, IN FACT, CONSULTED WITH LEGAL COUNSEL OR HAS DETERMINED NOT TO DO SO.

12.4 Investment Experience. IHT is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

12.5 Accredited Investor. IHT is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. IHT agrees to promptly furnish any additional information requested by the Company to assist with its compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

12.6 Restricted Securities. IHT understands that the Securities have not been, and will not be, registered under the Securities Act or any state securities laws, by reason of specific exemptions under the provisions thereof which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of IHT's representations as expressed herein. IHT understands that the Securities are "restricted securities" under U.S. federal and applicable state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission ("**SEC**") and registered or qualified by state authorities, or an exemption from such registration and qualification requirements is available. IHT acknowledges that the Company has no obligation to register or qualify the Securities for resale and further acknowledges that, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of such Purchaser's control, and which the Company is under no obligation, and may not be able, to satisfy.

12.7 No Public Market. IHT understands that no public market now exists for the Securities and that the Company has made no assurances that a public market will ever exist for the Securities.

12.8 No General Solicitation. IHT, and its officers, directors, employees, agents, stockholders or partners have not either directly or indirectly, including through a broker or finder solicited offers for or offered or sold the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. IHT acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.]

12.9 Residence. IHT is an unincorporated Ohio real estate investment trust with its principal place of business located in Arizona.

12.10 Follow-on Round. The parties acknowledge that UniGen intends to raise an additional $2,000,000 with the sale of convertible debentures, convertible at $2.25 per share, and companion warrants exercisable at a discount to the price determined for the Next Class A Offering, or, if none, at certain fixed prices (the "**Follow-On Round**" or "**Syndication**"), in an offering following the Initial Closing. IHT agrees that Jim Wirth and Marc Berg, each as a director of the Company, are authorized to contact, and IHT will cooperate with Mr. Wirth and Mr. Berg and the Company in permitting them to contact, and assisting them in contacting, accredited investors whom they have come to know through their activities as associated persons of IHT, in assisting the Company with that Syndication.

12.11 Cooperation. The Company will prepare the Memorandum to offer its securities to potential investors in the Follow-on Round and IHT will access its historical list of accredited investors for the purpose of introducing the Follow-on Round to them. The Company and IHT will, in good faith, encourage and support one another in their efforts to facilitate the success of the Follow-on Round. At least 24 hours prior to contact, IHT will notify UniGen of the name of any potential investor in UniGen that IHT plans to contact or to whom it plans to deliver UniGen materials and, if UniGen requests, will provide UniGen such information regarding the potential investor as UniGen shall reasonably request. IHT will only contact potential investors reasonably acceptable to UniGen. After discussion with IHT, UniGen will not unreasonably withhold its consent.

13. Miscellaneous.

13.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement will inure to the benefit of, and be binding upon, the respective successors and assigns of the parties. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein, express or implied, except as set forth in Section 13.11, is intended to or will confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

13.2 Governing Law. This Agreement and the Debentures, LOC Notes, Debenture Warrants and Additional Warrants will be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the States of Delaware, Arizona, or any other jurisdiction). Except in respect of an action commenced by a third party in another jurisdiction, the parties agree that any legal suit, action or proceeding arising out of or relating to this Agreement must be instituted in a State or Federal court located in Maricopa County, State of Arizona, and they hereby irrevocably submit to the jurisdiction of any such court.

13.3 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via email (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, *e.g.*, www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

13.4 Titles and Subtitles. The titles and subtitles used in this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.

13.5 Notices. All notices and other communications given or made pursuant hereto will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by email to which a personal response has been received from the addressee acknowledging receipt of such notice; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications will be sent to the respective parties at the addresses shown on the signature pages hereto (or to such email address, or other address(es) as subsequently modified by written notice given in accordance with this Section 13.5).

13.6 No Finder's Fee. Each party represents that it neither is nor will be obligated to pay any finder's fee, broker's fee or commission in connection with the transactions contemplated by this Agreement. IHT agrees to indemnify and to hold the Company harmless from any liability for any commission or compensation in the nature of a finder's or broker's fee arising out of the transactions contemplated by this Agreement (and the costs and expenses of defending against such liability or asserted liability) for which IHT or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold IHT harmless from any liability for any commission or compensation in the nature of a finder's or broker's fee arising out of the transactions contemplated by this Agreement (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

13.7 Expenses. Each party will pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

13.8 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

13.9 Entire Agreement; Amendments and Waivers. This Agreement, the - Debentures, LOC Notes, Debenture Warrants, and Additional Warrants, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Notwithstanding the foregoing, any term of this Agreement or of the Debentures, LOC Notes, Debenture Warrants, and Additional Warrants may be amended and the observance of any term of this Agreement or of the Debentures, LOC Notes, Debenture Warrants, and Additional Warrants may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and IHT.

13.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions will be excluded from this Agreement

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and the balance of the Agreement will be interpreted as if such provisions were so excluded and this Agreement will be enforceable in accordance with its terms.

13.11 Transfer Restrictions.

(a) "Market Stand-Off" Agreement. IHT hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the effective date of the final registration statement relating to the Company's first underwritten public offering (the "**IPO**") of its Common Stock under the Securities Act, and ending on the date specified by the Company and the managing underwriter(s) (such period not to exceed one hundred eighty (180) days, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports, and (ii) analyst recommendations and opinions): (A) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by IHT or are thereafter acquired); or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities; whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 13.11(a) will: (x) apply only to the IPO and will not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement; (y) not apply to the transfer of any shares to any trust for the direct or indirect benefit of IHT or the immediate family of IHT, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer will not involve a disposition for value; and (z) be applicable to IHT only if all officers and directors of the Company are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than 5% of the outstanding Common Stock. Notwithstanding anything herein to the contrary (including Section 13.1), the underwriters in connection with the IPO are intended third-party beneficiaries of this Section 13.11(a) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto. IHT further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with the IPO that are consistent with this Section 13.11(a) or that are necessary to give further effect thereto.

In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to IHT's registrable securities of the Company (and the Company shares or securities of every other person subject to the foregoing restriction) until the end of such period. IHT agrees that a legend reading substantially as follows will be placed on all certificates representing all of IHT's registrable securities of the Company (and the Company shares or securities of every other person subject to the restriction contained in this Section 13.11(a):

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD BEGINNING ON THE EFFECTIVE DATE OF THE COMPANY'S REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE COMPANY'S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SECURITIES.

(b) Further Limitations on Disposition. Without in any way limiting the representations and warranties set forth in this Agreement, IHT agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to subscribe to the Drag Along Rights and Right of First Refusal set out in Section 9 make the representations and warranties set out in Section 12, and the undertaking set out in Section 13.11(a) of this Agreement and:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition, and such disposition is made in connection with such registration statement; or

(ii) IHT has (A) notified the Company of the proposed disposition; (B) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; and (C) if requested by the Company, furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration under the Securities Act.

IHT agrees that it will not make any disposition of any of the Securities to the Company's competitors, as determined in good faith by the Company.

(c) Legends. IHT understands and acknowledges that the Purchased Securities, and Conversion Shares, may bear legends to the following effect:

THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

ARIZONA R.14-4-139 LEGEND: THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE ARIZONA SECURITIES ACT, ARE OFFERED ONLY TO QUALIFIED PURCHASERS AS DEFINED IN R14-4-139, AND HAVE NOT BEEN APPROVED BY THE SEC OR THE COMMISSION.

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ARIZONA R.14-4-140 LEGEND: (1) THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY BE SOLD ONLY TO ACCREDITED INVESTORS FOR INVESTMENT AND NOT IN CONNECTION WITH A DISTRIBUTION. (2) INVESTORS MAY NOT RESELL THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF UNLESS THE INSTRUMENT OR SECURITIES, AS APPLICABLE, ARE FIRST REGISTERED OR QUALIFY FOR AN EXEMPTION FROM REGISTRATION. (3) THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR THE ARIZONA CORPORATION COMMISSION NOR HAVE THEY PASSED UPON THE MERITS OF OR OTHERWISE APPROVED THE OFFERING.

13.12 Acknowledgment. IHT is entitled to the benefit of all adjustments in the number of shares of the Company's capital stock as a result of any splits, recapitalizations, combinations or other similar transactions affecting the Company's capital stock underlying the Conversion Shares that occur prior to conversion of the Debentures.

13.13 Further Assurances. From time to time, the parties will execute and deliver such additional documents and will provide such additional information as may reasonably be required to carry out the terms of this Agreement and the Debentures and any agreements executed in connection herewith or therewith.

13.14 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

UNIGEN POWER INC.
a Delaware corporation

By: ______________________________
Anthony J. Carmen
Chief Executive Officer

68 South Squirrel Road
Auburn Hills, MI 48326
Email: tcarmen@unigenpower.com
Tel: 248-724-1800

INNSUITES HOSPITALITY TRUST
an Ohio Business Trust

By: ______________________________
James Wirth
Chief Executive Officer

InnSuites Hotels Centre
1730 E. Northern Avenue, Suite 122
Phoenix, AZ
Email: jwirth@innsuites.com
Tel: 602-944-1500 ext 003 or 0

Agreed, personally, as to Section 10.1 hereof "Board Representation", only.

CLASS F STOCKHOLDERS:

Anthony J. Carmen	Robert K. Rogers
Christopher J. Rogers	Nicholas A. Salvatore

[Signature Page to Convertible Debenture Purchase Agreement]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

UNIGEN POWER INC.
a Delaware corporation

By: ______________________________
Anthony J. Carmen
Chief Executive Officer

68 South Squirrel Road
Auburn Hills, MI 48326
Email: tcarmen@unigenpower.com
Tel: 248-724-1800

INNSUITES HOSPITALITY TRUST
an Ohio Business Trust

By: ______________________________
James Wirth
Chief Executive Officer

InnSuites Hotels Centre
1730 E. Northern Avenue, Suite 122
Phoenix, AZ
Email: jwirth@innsuites.com
Tel: 602-944-1500 ext 003 or 0

Agreed, personally, as to Section 10.1 hereof "Board Representation", only.

CLASS F STOCKHOLDERS:

Anthony J. Carmen	Robert K. Rogers
Christopher J. Rogers	Nicholas A. Salvatore

[Signature Page to Convertible Debenture Purchase Agreement]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

UNIGEN POWER INC.
a Delaware corporation

By: ______________________________
Anthony J. Carmen
Chief Executive Officer

68 South Squirrel Road
Auburn Hills, MI 48326
Email: tcarmen@unigenpower.com
Tel: 248-724-1800

INNSUITES HOSPITALITY TRUST
an Ohio Business Trust

By: ______________________________
James Wirth
Chief Executive Officer

InnSuites Hotels Centre
1730 E. Northern Avenue, Suite 122
Phoenix, AZ
Email: jwirth@innsuites.com
Tel: 602-944-1500 ext 003 or 0

Agreed, personally, as to Section 10.1 hereof "Board Representation", only.

CLASS F STOCKHOLDERS:

Anthony J. Carmen	Robert K. Rogers
Christopher J. Rogers	Nicholas A. Salvatore

[Signature Page to Convertible Debenture Purchase Agreement]

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EXHIBIT A

Form of Convertible Debenture

THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF ARE RESTRICTED SECURITIES AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

CONVERTIBLE DEBENTURE

No. CN-001 | **Date of Issuance**

Principal Amount: US $600,000.00 | **December 16, 2019**

Debenture Maturity Date: May 31, 2025

FOR VALUE RECEIVED, UniGen Power Inc., a Delaware corporation (the "**Company**"), hereby promises to pay to the order of InnSuites Hospitality Trust, an unincorporated Ohio real estate investment trust (the "**Holder**"), the principal sum set forth above, together with interest thereon from the date of this Debenture (the "**Debenture**"). Interest will accrue at a simple rate of 6.00% per annum payable quarterly in arrears. Unless earlier converted into Conversion Shares pursuant to Section 7 of that certain Convertible Debenture Purchase Agreement dated December 16, 2019, by and between the Company and Holder (the "**Purchase Agreement**"), the principal and accrued, unpaid interest of this Debenture will be due and payable by the Company in accordance with the terms of the Purchase Agreement and at any time on or after the Debentures Maturity Date at the Company's election or upon demand by Holder after the Debentures Maturity Date.

Capitalized terms not defined herein will have the meanings set forth in the Purchase Agreement.

1. Payment. All payments will be made in lawful money of the United States of America at the principal office of the Holder, or at such other place as Holder may from time to time designate in writing to the Company. Payments will be credited first to accrued interest due and payable, with any remainder applied to principal. Prepayment of principal, together with accrued interest, may not be made without the written consent of Holder, except in the event of a Corporate Transaction (as set forth in Section **7.2** of the Purchase Agreement).

2. Security. This Debenture is a limited secured obligation of the Company by one of the two, planned, production-validation engines of the Company.

3. Conversion of the Debentures. This Debenture and any amounts due hereunder will be convertible into Conversion Shares in accordance with the terms of Section 7 of the Purchase Agreement.

4. Amendments and Waivers; Resolutions of Dispute; Notice. The amendment or waiver of any term of this Debenture, the resolution of any controversy or claim arising out of or relating to this Debenture, and the provision of notice among the Company and the Holder will be governed by the terms of the Purchase Agreement.

5. Successors and Assigns. This Debenture applies to, inures to the benefit of, and binds the respective successors and assigns of the parties hereto. Any transfer of this Debenture may be effected only pursuant to the Purchase Agreement and by surrender of this Debenture to the Company and reissuance of a new Debenture to the transferee. Holder and any subsequent holder of this Debenture receives this Debenture subject to the foregoing terms and conditions, and agrees to comply with the foregoing terms and conditions for the benefit of the Company and any other Purchasers (or their respective successors or assigns).

6. Officers and Directors Not Liable. In no event will any officer or director of the Company be liable for any amounts due and payable pursuant to this Debenture.

7. Limitation on Interest. In no event will any interest charged, collected or reserved under this Debenture exceed the maximum rate then permitted by applicable law, and if any payment made by the Company under this Debenture exceeds such maximum rate, then such excess sum will be credited by the holder as a payment of principal.

8. Governing Law. This Debenture will be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the States of Delaware, Arizona, or any other jurisdiction). Except in respect of an action commenced by a third party in another jurisdiction, the parties agree that any legal suit, action or proceeding arising out of or relating to this Agreement must be instituted in a State or Federal court located in Maricopa County, State of Arizona, and they hereby irrevocably submit to the jurisdiction of any such court.

9. Approval. The Company hereby represents that its board of directors, in the exercise of its fiduciary duty, has approved the Company's execution of this Debenture based upon a reasonable belief that the principal provided hereunder is appropriate for the Company after reasonable inquiry concerning the Company's financing objectives and financial situation.

UNIGEN POWER INC.
a Delaware corporation

By: ______________________
Anthony J. Carmen
Chief Executive Officer

68 South Squirrel Road
Auburn Hills, MI 48326
Email: tcarmen@unigenpower.com
Tel: 248-724-1800

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EXHIBIT B
Class A Common Stock Purchase Warrant

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THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED SECURITIES AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, THE AVAILABILITY OF WHICH EXEMPTION MUST BE ESTABLISHED TO THE REASONABLE SATISFACTION OF THE COMPANY. THE TRANSFER OF THIS CLASS A COMMON STOCK PURCHASE WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

Void after 5:00 p.m., Mountain Standard Time, May 16, 2022 or earlier in accordance with its terms, or later in accordance with Section 1(b), below.

UNIGEN POWER INC.
CLASS A COMMON STOCK PURCHASE WARRANT

Warrant Number:	W-001
Warrant Shares:	600,000 shares of Class A Common Stock (the "Warrant Shares")
Exercise Price:	$1.00 per share (the "Exercise Price")
Issuance Date:	December 16, 2019 ("Issuance Date")
Expiration Date:	December 16, 2021, and May 16, 2022, as more fully described in Section 1(b)
Holder:	InnSuites Hospitality Trust, an unincorporated Ohio business trust ("Holder")
Holder Address:	1730 E. Northern Avenue Suite 122 Phoenix, Arizona 85020
Holder E-Mail:	jwirth@innsuites.com

1. This certifies that, for value received, Holder or registered assigns, is entitled, subject to the provisions of this Class A Common Stock Purchase Warrant (the "Warrant"), to purchase up to the number of Warrant Shares set forth above, consisting of shares of UniGen Power Inc., a Delaware corporation (the "Company") Class A Common Stock, $0.0001 par value per share ("Class A Common Stock") (each a "Warrant Share"). This Warrant is issued in connection with that certain Convertible Debenture Purchase Agreement, dated December 16, 2019 (the "Convertible Debenture Purchase Agreement") and is one of two tranches of warrants (defined therein as the Note Warrants) to be issued thereunder upon funding two tranches of loans to the Company, together representing the right of Holder to acquire up to 1,000,000 Warrant Shares, subject to the terms and conditions of the Convertible Debenture Purchase Agreement.

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(a) Exercise Price. The exercise price per Warrant Share is equal to the Exercise Price set forth on the first page hereof.

(b) Exercise Period. This Warrant shall expire with respect to Holder's right to acquire up to 200,000 of the Warrant Shares, to the extent not previously exercised to purchase at least 200,000 Warrant Shares, on the later to occur of (i) December 16, 2021, or (ii) thirty (30) days following notice of expiration from the Company, if that date is after December 16, 2021. This Warrant shall expire with respect to the remaining Four Hundred Thousand (400,000) Warrant Shares, to the extent not previously exercised to purchase at least 400,000 Warrant Shares on the later to occur of (x) May 16, 2022, or (y) thirty (30) days following notice of expiration from the Company, if that date is after May 16, 2022. Each of the dates on which this Warrant expires is the "Warrant Expiration Date".

(c) Adjustment. The number of Warrant Shares and the Exercise Price shall be adjusted from time to time as set forth below.

2. Exercise of Warrant.

(a) This Warrant may be exercised in whole or in part at any time or from time to time on or after the date of issuance but, in any event, not later than 5:00 p.m., Mountain Standard Time, on the Warrant Expiration Date by presentation and surrender to the Company at its principal executive office or at the office of its stock transfer agent, if any, of the "Exercise of Class A Common Stock Purchase Warrant" form annexed hereto (the "Purchase Form"), duly executed and accompanied by payment, in cash or by certified or official bank check, payable to the order of the Company, in the amount (the "Purchase Price") equal to the Exercise Price multiplied by the number of Warrant Shares specified in such Purchase Form, together with any taxes applicable upon such exercise. Alternatively, in the Holder's discretion, the Purchase Price may be satisfied: (i) by cancellation of indebtedness, if any, of the Company to Holder; or (ii) by cancellation of Holder's right to acquire a certain number of Warrant Shares. In any case, where the Holder notifies the Company of the exercise of this Warrant through cancellation of the Holder's right to purchase a particular number of Warrant Shares, the number of Warrant Shares to be received by Holder on the date of exercise (the "Exercise Date") shall be equal to the number of shares of Class A Common Stock purchasable under this Warrant, divided by the current fair market price of one share of the Class A Common Stock (the "Market Price"), multiplied by the amount by which the Market Price exceeds the Exercise Price. The Market Price shall be determined as follows: If the Class A Common Stock is traded on a stock exchange or market, the Market Price shall be the greater of: (y) the average of the mid-points of the closing bid and asked prices of the Class A Common Stock for each of the five (5) trading days immediately preceding the date of exercise of the Warrant; or (z) the average of the closing prices for the Class A Common Stock on each of the five (5) trading days immediately preceding the Exercise Date. If the Class A Common Stock is not traded on a stock exchange or market, the Market Price shall be the highest price at which the Company sold Class A Common Stock in a *bona fide* transaction within the twelve (12) month period immediately prior to the Exercise Date. If the Company has not sold Class A Common Stock within the twelve (12) month period prior to the Exercise Date, the Market Price shall be the average price at which the Class A

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Common Stock was sold by a stockholder or stockholders of the Company in the three (3) most recent such transactions, calculated by taking the sum of the products of the number of shares in each transaction by the respective price per share received and dividing such sum by the total number of shares sold in all such transactions. If neither the Company nor three (3) stockholders of the Company have sold Class A Common Stock during the twelve (12) month period prior to the Exercise Date, then the Market Price shall be determined by appraisal performed by an appraiser reasonably acceptable to the Company, the reasonable expense of such appraisal to be paid by the Company.

(b) If this Warrant is exercised in part only, the Company shall, if this Warrant is surrendered for cancellation, execute and deliver a new Warrant of the same tenor evidencing the right of the Holder to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions as herein set forth. Upon and as of receipt by the Company of the Purchase Form at its offices or at the office of the stock transfer agent of the Company, in proper form for exercise, and accompanied by payment as herein provided, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such shares of Class A Common Stock may not then actually be delivered to the Holder.

(c) Mandatory Exercise. On thirty (30) days' written notice by the Company (or such shorter period as may be required by underwriters, investment bankers, or other similar professionals involved in the transaction but, in any event, not less than twenty (20) days' written notice), in its sole discretion, Holder must exercise the un-exercised remainder of this Warrant prior to a Company commencing an IPO (as defined in Section 12), Corporate Transaction (as defined in the Convertible Debenture Purchase Agreement), or similar transaction. To the extent Holder does not so exercise all remaining exercise rights, the terms of such remaining un-exercised warrants shall expire on the day following the end of the above 30-day or the above 20-day period, as the case may be.

3. Reservation of Shares. The Company hereby covenants and agrees that at all times during the period that this Warrant is exercisable, the Company shall have reserved from its authorized and unissued Class A Common Stock, for issuance and delivery upon exercise of this Warrant, such number of shares of its Class A Common Stock as shall be required for issuance and delivery upon exercise of this Warrant. The Company hereby represents and warrants to Holder that its issuance of this Warrant has been duly authorized by the Company's Board of Directors (the "Board of Directors"), its issuance of the Warrant Shares has been fully authorized by the Board of Directors, and its officers who are charged with the duty of executing stock certificates have been fully authorized and directed to execute and issue the necessary certificates for shares of Class A Common Stock upon the exercise of this Warrant, with no requirement for any further action of any kind by the Company or the Board of Directors.

4. Fractional Shares. No fractional shares or stock representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional shares that otherwise would be issuable, the Company shall pay to Holder cash in an amount equal to the product of

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such fraction multiplied by the fair market value of one share of Class A Common Stock on the date of exercise, as determined in good faith by the Board of Directors.

5. Transfer, Exchange, Assignment or Loss of Warrant; Right of First Refusal.

(a) This Warrant may not be assigned or transferred except as provided herein and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (said Act and such Rules and Regulations being hereinafter collectively referred to as the "Act").

(b) This Warrant shall be transferable only upon the opinion of counsel satisfactory to the Company, to the effect that: (i) the transferee is a person to whom the Warrant may be legally transferred without registration under the Act; and (ii) such transfer will not violate any applicable law or governmental rule or regulation including, without limitation, any applicable federal or state securities law; notwithstanding the foregoing, and notwithstanding any other provision or provisions of this Warrant, the Holder shall have the unfettered right to assign and transfer this Warrant, in whole or in part, at any time and from time to time, directly or indirectly to any trust, pension or profit sharing plan, Individual Retirement Account, family limited partnership, or other similar entity directly or indirectly controlled by Holder or to family members or affiliates of the Holder or employees of such affiliates (each, a "Planning-Related Affiliate"), for tax or estate planning purposes or for employee profit sharing purposes by the Holder, or Holder's affiliates, without any opinion of counsel to the Company or any other restriction.

(c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office using the "Assignment of Class A Common Stock Purchase Warrant" form annexed hereto (the "Assignment Form"), duly executed and delivered with funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such Assignment Form, and this Warrant promptly shall be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights, upon presentation thereof at the principal office of the Company together with a written notice signed by the Holder thereof, specifying the names and denominations in which new Warrants are to be issued and providing such other information as the Company may reasonably require. The terms "Warrant" and "Warrants" as used herein include any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

(d) Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date, and any such lost, stolen, destroyed, or mutilated Warrant thereupon shall become void. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforced or enforceable by anyone.

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(e) Each Holder of this Warrant, the Warrant Shares, or any other security issued or issuable upon exercise of this Warrant shall indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company, against any losses, claims, damages, or liabilities, joint or several, to which the Company or any such director, officer, or other such person may become subject under the Act or any other statute or law, insofar as such losses, claims, damages, or liabilities, or actions in respect thereof, arise out of or are based upon the disposition by such Holder of the Warrant, the Warrant Shares, or other such securities in violation of the terms of this Warrant or any applicable law.

(f) Except in cases where the Holder assigns and transfers this Warrant, in whole or in part, directly or indirectly to any Planning-Related Affiliate, if Holder desires to sell or otherwise transfer this Warrant or, following exercise, if Holder desires to sell or otherwise transfer the Warrant Shares, to any third party, Holder first shall afford Company the opportunity to purchase the Warrant or the Warrant Shares, as the case may be, on the same terms and conditions as those offered the third party. If Company fails for any reason to accept any such repurchase offer within 30 days after it is received in writing, then the offer shall be deemed to have been rejected by Company and Holder thereafter shall be free in every case to deal with one or more third parties; provided that if Holder desires to sell or otherwise transfer this Warrant or Warrant Shares on terms more favorable than those previously not accepted by the Company, Holder shall afford Company the opportunity to purchase the Warrant or Warrant Shares on those terms, and the Company has the same obligation as provided above as to acceptance within 30 days. Additionally, this right of first refusal shall terminate if and when Company first registers any of its securities under the Act.

6. Rights of the Holder. The Holder shall not, simply by virtue hereof (i.e., prior to any exercise hereof), be entitled to any of the rights of a stockholder in the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant.

7. Adjustment of Exercise Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Adjustment for Dividends in Stock. If, at any time or from time to time, on or after the date hereof, the holders of the Class A Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) have received, or, on or after the record date fixed for the determination of eligible stockholders, have become entitled to receive, without payment therefor, other or additional stock of the Company by way of any stock dividend, then and in each case, the Holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Class A Common Stock receivable thereupon, and without payment of any additional consideration therefore, the amount of such other or additional stock of the Company that the Holder would hold on the date of such exercise had the Holder been the holder of record of such Class A Common Stock on the date hereof and had the Holder thereafter, during the period from the date hereof to and including

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the date of such exercise, retained such shares and all other additional stock receivable as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 7.

(b) Adjustment for Reclassification, Reorganization, or Merger. In case of any reclassification or change of the outstanding securities of the Company, or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) on or after the date hereof, or in case, after such date, the Company (or any such other corporation) merges with or into another business entity or conveys all or substantially all of its assets to another business entity, then and in each such case the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger, or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 7; in each such case, the terms of this Section 7 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

(c) Stock Splits and Reverse Stock Splits. If, at any time on or after the date hereof, the Company subdivides its outstanding shares of Class A Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of Warrant Shares receivable upon exercise of the Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding shares of Class A Common Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of Warrant Shares receivable upon exercise of the Warrant shall thereby be proportionately decreased.

8. Officers' Certificate. Whenever the Exercise Price or the Warrant or Shares issuable on exercise of this Warrant are adjusted as required by the provisions of Section 7 hereof, the Company shall forthwith file with its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price and Warrant Shares determined as herein provided and setting forth in reasonable detail the facts underlying such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder, and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder.

9. Notices to Warrant Holders. So long as this Warrant is outstanding and unexercised: (i) if the Company offers to any outside investors for subscription the purchase of any shares of the Class A Common Stock, the Company shall cause to be delivered to the Holder, at least thirty days (30) prior to the conclusion of that offering, written notice thereof. Additionally, so long as this Warrant is outstanding and unexercised, (ii) if the Company pays any dividend or makes any distribution upon the Class A Common Stock; or (iii) if the Company offers to the holders of Class A Common Stock for subscription or purchase by them any shares

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of stock of any class or any other rights; or (iv) in the event of any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another business entity, sale, lease, or transfer of all or substantially all of the property and assets of the Company to another business entity, or voluntary or involuntary dissolution, the Company shall cause to be delivered to the Holder, at least ten (10) days prior to the date specified in (y) or (z) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which: (y) a record is to be taken for the purpose of such dividend, distribution or rights; or (z) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation, or winding up is to take place, and the date, if any, is to be fixed, as of which the holders of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.

10. Registration under the Securities Act of 1933.

(a) Definitions. For purposes of this Warrant:

(1) The term "Holders" means the initial holder of this Warrant, the assigns of such holder, and any other persons or entities holding Registerable Securities;

(2) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement; and

(3) The term "Registerable Securities" means: (i) Class A Common Stock issuable or issued upon exercise of the Warrants; (ii) any Class A Common Stock of the Company issued as a dividend or other distribution with respect to, in lieu of or in exchange or in replacement of, such Class A Common Stock that cannot be sold to the public immediately without restriction; and (iii) any other Class A Common Stock issued in accordance with the rights of the Holders under this Warrant.

(b) Company Registration. Subject to Section 10(h) of this Warrant, if at any time after the date hereof, the Company proposes to register any of its Class A Common Stock under the Act in connection with the public offering of such securities solely for cash on a form that would also permit the registration of the Registerable Securities, the Company shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within twenty (20) days after mailing of any such notice by the Company, the Company shall use its best efforts to cause to be registered under the Act all of the Registerable Securities that each such Holder has requested be registered.

(c) Obligations of the Company. Whenever required under Section 10(b) of this Warrant to use its best efforts to effect the registration of any Registerable Securities, the Company shall, as expeditiously as reasonably possible:

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(1) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registerable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than three (3) months.

(2) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

(3) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registerable Securities owned by them.

(4) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or file a general consent to service of process in any such states or jurisdictions, and further provided that (notwithstanding anything herein to the contrary) if any jurisdiction in which the securities are qualified requires that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders, then such expenses shall be payable by selling stockholders pro rata, to the extent required by such jurisdiction.

(d) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Warrant that the Holders shall furnish to the Company such information regarding them, the Registerable Securities held by them, and the intended method of disposition of such securities, as the Company reasonably requests and as reasonably may be required in connection with the action to be taken by the Company.

(e) Company Registration Expenses. In the case of any registration effected as provided in Section 10(b), the Company shall bear all registration and qualification fees and expenses (excluding underwriters' discounts and commissions), including any additional costs and disbursements of counsel for the Company that result from the inclusion of securities held by the Holders in such registration; provided, however, that each selling Holder shall bear the fees and costs of his own counsel.

(f) Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 10(b) to include any of the Holders' Registerable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the

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underwriters selected by it, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of Registerable Securities that all Holders request to be included in such offering exceeds the amount of Registerable Securities that the underwriters reasonably believe compatible with the success of the offering, the Company shall only be required to include in the offering so many of the Registerable Securities of the selling Holders as the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of Registerable Securities owned by said selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders), provided that no such reduction shall be made with respect to any securities offered by the Company for its own account.

(g) Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation of this Section 10.

(h) Indemnification. Subject to Section 10(f) of this Warrant, in the event any Registerable Securities are included in a registration statement under this section:

(l) To the extent permitted by law, the Company will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and Company shall reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(h)(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, or controlling person.

(2) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, and each agent and any underwriter for the Company (within the meaning of the Act) against losses, claims, damages, or liabilities to which the Company or any such director, officer, controlling person, agent, or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent, or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action; provided however, that the indemnity agreement contained in this <u>Section 10(h)(2)</u> shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

(3) Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify any indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party, but the omission so to notify the indemnifying party will not relieve him of any other liability that he may have to such indemnified party.

(i) <u>Registrations on Form S-3</u>.

(1) If: (i) a Holder or Holders request in writing (specifying that it is being made pursuant to this <u>Section 10(i)</u>) that the Company file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registerable Securities the reasonably anticipated aggregate price to the public of which would exceed Two Million Dollars ($2,000,000); and (ii) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3).

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(2) All expenses incurred in connection with a registration requested pursuant to this Section 10(i)(1), including, without limitation, all registration, qualification, printing, and accounting fees, and fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, shall be borne pro rata by the Holder or Holders participating in the registration pursuant to this Section 10(i)(1) on the basis of the amount of securities so registered.

(3) Holders' rights to registration under this Section 10(i) are in addition to, and not in lieu of, their rights to registration under Section 10(b) of this Warrant.

(j) Termination of the Company's Obligations. The Company's obligations pursuant to Section 10(b) or 10(i) of this Warrant shall expire on the Warrant Expiration Date.

(k) Reports Under Securities Exchange Act of 1934. The Company agrees to be and remain in compliance with the Securities Exchange Act of 1934, as amended (the "1934 Act"), if and when the Company becomes subject to the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to furnish to any Holder, so long as such Holder owns any Registerable Securities forthwith, upon request, a copy of the most recent annual or quarterly report of the Company, such other reports and documents so filed by the Company with the SEC and such written statements, certifications, representations and warranties as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

11. Transfer to Comply with the Securities Act of 1933; and Lock-Up.

(a) This Warrant and the Warrant Shares and any other security or securities issued or issuable upon exercise of this Warrant may not be sold, transferred, or otherwise disposed of except as permitted under Section 5 of this Warrant and the other restrictions applicable to transfers of the Company's securities in the Convertible Debenture Purchase Agreement, which are incorporated herein by this reference, as well its Amended and Restated Certificate of Incorporation and Bylaws, as amended and effective from time to time.

(b) The Company may cause the following or any substantially similar legend to be set forth on each certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public hereunder, unless counsel for the Company is of the reasonable opinion as to any such certificate that such legend is unnecessary or unless the Company has received an opinion of counsel to the effect that such legend is unnecessary:

THIS SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

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AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

12. Market Stand-Off Agreement. Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the effective date of the final registration statement relating to the Company's first underwritten public offering (the "IPO") of its Common Stock under the Securities Act, and ending on the date specified by the Company and the managing underwriter(s) (such period not to exceed one hundred eighty (180) days, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports, and (ii) analyst recommendations and opinions): (A) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by IHT or are thereafter acquired); or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities; whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 12 will: (x) apply only to the IPO and will not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement; (y) not apply to the transfer of any shares to any trust for the direct or indirect benefit of Holder or the immediate family of Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer will not involve a disposition for value; and (z) be applicable to Holder only if all officers and directors of the Company are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than 5% of the outstanding Common Stock. Notwithstanding anything herein to the contrary, the underwriters in connection with the IPO are intended third-party beneficiaries of this Section 12 and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto. IHT further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with the IPO that are consistent with this Section 12 or that are necessary to give further effect thereto.

In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to IHT's registrable securities of the Company (and the Company shares or securities of every other person subject to the foregoing restriction) until the end of such period. IHT agrees that a legend reading substantially as follows will be placed on all certificates representing all of IHT's registrable securities of the Company (and the Company shares or securities of every other person subject to the restriction contained in this Section 12:

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD BEGINNING ON THE EFFECTIVE DATE OF THE COMPANY'S REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE COMPANY'S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SECURITIES.

13. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware. Venue for resolution of all disputes shall be in the state and federal courts located in Phoenix, Arizona.

14. Notice. Notices and other communications to be given to the Holder of this Warrant shall be delivered by hand or mailed, postage prepaid, to Holder at the address set forth on the first page of this Warrant or at the address provided by Holder in Holder's executed Convertible Debenture Purchase Agreement or at such other address as Holder may designate by written notice to the Company as provided herein. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or mailed postage prepaid to the Company at: Attn: Anthony J. Carmen, 68 South Squirrel Road, Auburn Hills, Michigan 48326 or at such other address as Company may designate by written notice to Holder as provided herein. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

IN WITNESS WHEREOF, the Company has executed and delivered this Warrant as of December 16, 2019.

UniGen Power Inc.,
a Delaware corporation

By: ______________________________
Robert K. Rogers, President

[Signature page to Note Warrant, as defined in Convertible Debenture Purchase Agreement between IHT and UPI]

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EXERCISE OF CLASS A COMMON STOCK PURCHASE WARRANT

The undersigned hereby irrevocably elects to exercise that certain Class A Common Stock Purchase Warrant to purchase ____________ (______) shares of Class A Common Stock, $0.001 par value per share, of UniGen Power Inc., a Delaware corporation (the "Company"), issued in the name of the undersigned Holder and dated as of the ___ day of _____, 20__, to the extent of purchasing ______________________ (_______) shares of Class A Common Stock of the Company, and hereby makes payment of $_____ in payment of the Exercise Price thereof.

Dated:______________________

By: ____
Signature

____
Printed Name

ASSIGNMENT OF CLASS A COMMON STOCK PURCHASE WARRANT

FOR VALUE RECEIVED, __________________________, an ____________________ ______________, hereby sells, assigns, and transfers unto (please type or print) ______________ ______________________("Purchaser"), of (please type or print address), ________________ ____, the right to purchase the Class A Common Stock of UniGen Power Inc., a Delaware corporation (the "Company"), represented by that certain Class A Common Stock Purchase Warrant to purchase ______________ (______) shares of the Company's Class A Common Stock, issued in the name of the Holder and dated as of the ___ day of _____, 20__, to the extent of ____________________________ (________) shares of such Class A Common Stock constituting ______________ (___%) of the shares as to which such right is exercisable, and does hereby irrevocably constitute and appoint the Company and its transfer agent as attorneys-in-fact to transfer the same on the books of the Company with full power of substitution in the premises.

Dated: ______________________

By: ____
Signature

____
Printed Name

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THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED SECURITIES AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, THE AVAILABILITY OF WHICH EXEMPTION MUST BE ESTABLISHED TO THE REASONABLE SATISFACTION OF THE COMPANY. THE TRANSFER OF THIS CLASS A COMMON STOCK PURCHASE WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

Void after 5:00 p.m., Mountain Standard Time, December 16, 2022 or earlier in accordance with its terms.

UNIGEN POWER INC.
CLASS A COMMON STOCK PURCHASE WARRANT

Warrant Number:	W-002
Warrant Shares:	120,000 shares of Class A Common Stock (the "Warrant Shares")
Exercise Price:	$2.25 per share (the "Exercise Price")
Issuance Date:	December 16, 2019 ("Issuance Date")
Expiration Date:	December 16, 2022 ("Warrant Expiration Date")
Holder:	InnSuites Hospitality Trust, an unincorporated Ohio business trust ("Holder")
Holder Address:	1730 E. Northern Avenue Suite 122 Phoenix, Arizona 85020
Holder E-Mail:	jwirth@innsuites.com

1. This certifies that, for value received, Holder or its registered assigns is entitled, subject to the provisions of this Class A Common Stock Purchase Warrant (the "Warrant"), to purchase up to the number of Warrant Shares set forth above, consisting of shares of UniGen Power Inc., a Delaware corporation (the "Company") Class A Common Stock, $0.0001 par value per share ("Class A Common Stock") (each a "Warrant Share"). This Warrant is issued in connection with that certain Convertible Debenture Purchase Agreement, dated December 16, 2019 (the "Convertible Debenture Purchase Agreement") and is one of two tranches of warrants (defined therein as the Additional Warrants) to be issued thereunder upon funding two tranches of loans to the Company, together representing the right of Holder to acquire up to 200,000 Warrant Shares, subject to the terms and conditions of the Convertible Debenture Purchase Agreement.

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(a) Exercise Price. The exercise price per Warrant Share is equal to the Exercise Price set forth on the first page hereof.

(b) Exercise Period. This exercise period shall expire upon the first to occur of (i) the date that is thirty-six (36) months following December 16, 2019 (the "Warrant Expiration Date").

(c) Adjustment. The number of Warrant Shares and the Exercise Price shall be adjusted from time to time as set forth below.

2. Exercise of Warrant.

(a) This Warrant may be exercised in whole or in part at any time or from time to time on or after the date of issuance but, in any event, not later than 5:00 p.m., Mountain Standard Time, on the Warrant Expiration Date by presentation and surrender to the Company at its principal executive office or at the office of its stock transfer agent, if any, of the "Exercise of Class A Common Stock Purchase Warrant" form annexed hereto (the "Purchase Form"), duly executed and accompanied by payment, in cash or by certified or official bank check, payable to the order of the Company, in the amount (the "Purchase Price") equal to the Exercise Price multiplied by the number of Warrant Shares specified in such Purchase Form, together with any taxes applicable upon such exercise. Alternatively, in the Holder's discretion, the Purchase Price may be satisfied: (i) by cancellation of indebtedness, if any, of the Company to Holder; or (ii) by cancellation of Holder's right to acquire a certain number of Warrant Shares. In any case, where the Holder notifies the Company of the exercise of this Warrant through cancellation of the Holder's right to purchase a particular number of Warrant Shares, the number of Warrant Shares to be received by Holder on the date of exercise (the "Exercise Date") shall be equal to the number of shares of Class A Common Stock purchasable under this Warrant, divided by the current fair market price of one share of the Class A Common Stock (the "Market Price"), multiplied by the amount by which the Market Price exceeds the Exercise Price. The Market Price shall be determined as follows: If the Class A Common Stock is traded on a stock exchange or market, the Market Price shall be the greater of: (y) the average of the mid-points of the closing bid and asked prices of the Class A Common Stock for each of the five (5) trading days immediately preceding the date of exercise of the Warrant; or (z) the average of the closing prices for the Class A Common Stock on each of the five (5) trading days immediately preceding the Exercise Date. If the Class A Common Stock is not traded on a stock exchange or market, the Market Price shall be the highest price at which the Company sold Class A Common Stock in a *bona fide* transaction within the twelve (12) month period immediately prior to the Exercise Date. If the Company has not sold Class A Common Stock within the twelve (12) month period prior to the Exercise Date, the Market Price shall be the average price at which the Class A Common Stock was sold by a stockholder or stockholders of the Company in the three (3) most recent such transactions, calculated by taking the sum of the products of the number of shares in each transaction by the respective price per share received and dividing such sum by the total number of shares sold in all such transactions. If neither the Company nor three (3) stockholders of the Company have sold Class A Common Stock during the twelve (12) month period prior to the Exercise Date, then the Market Price shall be determined by appraisal performed by an

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appraiser reasonably acceptable to the Company, the reasonable expense of such appraisal to be paid by the Company.

(b) If this Warrant is exercised in part only, the Company shall, if this Warrant is surrendered for cancellation, execute and deliver a new Warrant of the same tenor evidencing the right of the Holder to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions as herein set forth. Upon and as of receipt by the Company of the Purchase Form at its offices or at the office of the stock transfer agent of the Company, in proper form for exercise, and accompanied by payment as herein provided, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such shares of Class A Common Stock may not then actually be delivered to the Holder.

(c) Mandatory Exercise. On thirty (30) days' written notice by the Company (or such shorter period as may be required by underwriters, investment bankers, or other similar professionals involved in the transaction but, in any event, not less than twenty (20) days' written notice), in its sole discretion, Holder must exercise the un-exercised remainder of this Warrant prior to a Company commencing an IPO (as defined in Section 12), Corporate Transaction (as defined in the Convertible Debenture Purchase Agreement), or similar transaction. To the extent Holder does not so exercise all remaining exercise rights, the terms of such remaining un-exercised warrants shall expire on the day following the end of the above 30-day or the above 20-day period, as the case may be.

3. Reservation of Shares. The Company hereby covenants and agrees that at all times during the period that this Warrant is exercisable, the Company shall have reserved from its authorized and unissued Class A Common Stock, for issuance and delivery upon exercise of this Warrant, such number of shares of its Class A Common Stock as shall be required for issuance and delivery upon exercise of this Warrant. The Company hereby represents and warrants to Holder that its issuance of this Warrant has been duly authorized by the Company's Board of Directors (the "Board of Directors"), its issuance of the Warrant Shares has been fully authorized by the Board of Directors, and its officers who are charged with the duty of executing stock certificates have been fully authorized and directed to execute and issue the necessary certificates for shares of Class A Common Stock upon the exercise of this Warrant, with no requirement for any further action of any kind by the Company or the Board of Directors.

4. Fractional Shares. No fractional shares or stock representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional shares that otherwise would be issuable, the Company shall pay to Holder cash in an amount equal to the product of such fraction multiplied by the fair market value of one share of Class A Common Stock on the date of exercise, as determined in good faith by the Board of Directors.

5. Transfer, Exchange, Assignment or Loss of Warrant; Right of First Refusal.

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(a) This Warrant may not be assigned or transferred except as provided herein and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (said Act and such Rules and Regulations being hereinafter collectively referred to as the "Act").

(b) This Warrant shall be transferable only upon the opinion of counsel satisfactory to the Company, to the effect that: (i) the transferee is a person to whom the Warrant may be legally transferred without registration under the Act; and (ii) such transfer will not violate any applicable law or governmental rule or regulation including, without limitation, any applicable federal or state securities law; notwithstanding the foregoing, and notwithstanding any other provision or provisions of this Warrant, the Holder shall have the unfettered right to assign and transfer this Warrant, in whole or in part, at any time and from time to time, directly or indirectly to any trust, pension or profit sharing plan, Individual Retirement Account, family limited partnership, or other similar entity directly or indirectly controlled by Holder or to family members or affiliates of the Holder or employees of such affiliates (each, a "Planning-Related Affiliate"), for tax or estate planning purposes or for employee profit sharing purposes by the Holder, or Holder's affiliates, without any opinion of counsel to the Company or any other restriction.

(c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office using the "Assignment of Class A Common Stock Purchase Warrant" form annexed hereto (the "Assignment Form"), duly executed and delivered with funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such Assignment Form, and this Warrant promptly shall be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights, upon presentation thereof at the principal office of the Company together with a written notice signed by the Holder thereof, specifying the names and denominations in which new Warrants are to be issued and providing such other information as the Company may reasonably require. The terms "Warrant" and "Warrants" as used herein include any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

(d) Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date, and any such lost, stolen, destroyed, or mutilated Warrant thereupon shall become void. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforced or enforceable by anyone.

(e) Each Holder of this Warrant, the Warrant Shares, or any other security issued or issuable upon exercise of this Warrant shall indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company, against any losses, claims, damages, or liabilities, joint or several, to which the Company or any such

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director, officer, or other such person may become subject under the Act or any other statute or law, insofar as such losses, claims, damages, or liabilities, or actions in respect thereof, arise out of or are based upon the disposition by such Holder of the Warrant, the Warrant Shares, or other such securities in violation of the terms of this Warrant or any applicable law.

(f) Except in cases where the Holder assigns and transfers this Warrant, in whole or in part, directly or indirectly to any Planning-Related Affiliate, if Holder desires to sell or otherwise transfer this Warrant or, following exercise, if Holder desires to sell or otherwise transfer the Warrant Shares, to any third party, Holder first shall afford Company the opportunity to purchase the Warrant or the Warrant Shares, as the case may be, on the same terms and conditions as those offered the third party. If Company fails for any reason to accept any such repurchase offer within 30 days after it is received in writing, then the offer shall be deemed to have been rejected by Company and Holder thereafter shall be free in every case to deal with one or more third parties; provided that if Holder desires to sell or otherwise transfer this Warrant or Warrant Shares on terms more favorable than those previously not accepted by the Company, Holder shall afford Company the opportunity to purchase the Warrant or Warrant Shares on those terms, and the Company has the same obligation as provided above as to acceptance within 30 days. Additionally, this right of first refusal shall terminate if and when Company first registers any of its securities under the Act.

6. Rights of the Holder. The Holder shall not, simply by virtue hereof (i.e., prior to any exercise hereof), be entitled to any of the rights of a stockholder in the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant.

7. Adjustment of Exercise Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Adjustment for Dividends in Stock. If, at any time or from time to time, on or after the date hereof, the holders of the Class A Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) have received, or, on or after the record date fixed for the determination of eligible stockholders, have become entitled to receive, without payment therefor, other or additional stock of the Company by way of any stock dividend, then and in each case, the Holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Class A Common Stock receivable thereupon, and without payment of any additional consideration therefore, the amount of such other or additional stock of the Company that the Holder would hold on the date of such exercise had the Holder been the holder of record of such Class A Common Stock on the date hereof and had the Holder thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all other additional stock receivable as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 7.

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(b) Adjustment for Reclassification, Reorganization, or Merger. In case of any reclassification or change of the outstanding securities of the Company, or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) on or after the date hereof, or in case, after such date, the Company (or any such other corporation) merges with or into another business entity or conveys all or substantially all of its assets to another business entity, then and in each such case the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger, or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 7; in each such case, the terms of this Section 7 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

(c) Stock Splits and Reverse Stock Splits. If, at any time on or after the date hereof, the Company subdivides its outstanding shares of Class A Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of Warrant Shares receivable upon exercise of the Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding shares of Class A Common Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of Warrant Shares receivable upon exercise of the Warrant shall thereby be proportionately decreased.

8. Officers' Certificate. Whenever the Exercise Price or the Warrant or Shares issuable on exercise of this Warrant are adjusted as required by the provisions of Section 7 hereof, the Company shall forthwith file with its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price and Warrant Shares determined as herein provided and setting forth in reasonable detail the facts underlying such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder, and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder.

9. Notices to Warrant Holders. So long as this Warrant is outstanding and unexercised: (i) if the Company offers to any outside investors for subscription the purchase of any shares of the Class A Common Stock, the Company shall cause to be delivered to the Holder, at least thirty days (30) prior to the conclusion of that offering, written notice thereof. Additionally, so long as this Warrant is outstanding and unexercised, (ii) if the Company pays any dividend or makes any distribution upon the Class A Common Stock; or (iii) if the Company offers to the holders of Class A Common Stock for subscription or purchase by them any shares of stock of any class or any other rights; or (iv) in the event of any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another business entity, sale, lease, or transfer of all or substantially all of the property and assets of the Company to another business entity, or voluntary or involuntary

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dissolution, the Company shall cause to be delivered to the Holder, at least ten (10) days prior to the date specified in (y) or (z) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which: (y) a record is to be taken for the purpose of such dividend, distribution or rights; or (z) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation, or winding up is to take place, and the date, if any, is to be fixed, as of which the holders of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.

10. Registration under the Securities Act of 1933.

(a) Definitions. For purposes of this Warrant:

(1) The term "Holders" means the initial holder of this Warrant, the assigns of such holder, and any other persons or entities holding Registerable Securities;

(2) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement; and

(3) The term "Registerable Securities" means: (i) Class A Common Stock issuable or issued upon exercise of the Warrants; (ii) any Class A Common Stock of the Company issued as a dividend or other distribution with respect to, in lieu of or in exchange or in replacement of, such Class A Common Stock that cannot be sold to the public immediately without restriction; and (iii) any other Class A Common Stock issued in accordance with the rights of the Holders under this Warrant.

(b) Company Registration. Subject to Section 10(h) of this Warrant, if at any time after the date hereof, the Company proposes to register any of its Class A Common Stock under the Act in connection with the public offering of such securities solely for cash on a form that would also permit the registration of the Registerable Securities, the Company shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within twenty (20) days after mailing of any such notice by the Company, the Company shall use its best efforts to cause to be registered under the Act all of the Registerable Securities that each such Holder has requested be registered.

(c) Obligations of the Company. Whenever required under Section 10(b) of this Warrant to use its best efforts to effect the registration of any Registerable Securities, the Company shall, as expeditiously as reasonably possible:

(1) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registerable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities

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from time to time (i.e., a so-called "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than three (3) months.

(2) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

(3) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registerable Securities owned by them.

(4) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or file a general consent to service of process in any such states or jurisdictions, and further provided that (notwithstanding anything herein to the contrary) if any jurisdiction in which the securities are qualified requires that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders, then such expenses shall be payable by selling stockholders pro rata, to the extent required by such jurisdiction.

(d) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Warrant that the Holders shall furnish to the Company such information regarding them, the Registerable Securities held by them, and the intended method of disposition of such securities, as the Company reasonably requests and as reasonably may be required in connection with the action to be taken by the Company.

(e) Company Registration Expenses. In the case of any registration effected as provided in Section 10(b), the Company shall bear all registration and qualification fees and expenses (excluding underwriters' discounts and commissions), including any additional costs and disbursements of counsel for the Company that result from the inclusion of securities held by the Holders in such registration; provided, however, that each selling Holder shall bear the fees and costs of his own counsel.

(f) Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 10(b) to include any of the Holders' Registerable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of Registerable Securities that all Holders request to be included in such offering exceeds the amount of Registerable Securities that the underwriters reasonably believe compatible with the

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success of the offering, the Company shall only be required to include in the offering so many of the Registerable Securities of the selling Holders as the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of Registerable Securities owned by said selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders), provided that no such reduction shall be made with respect to any securities offered by the Company for its own account.

(g) Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation of this Section 10.

(h) Indemnification. Subject to Section 10(f) of this Warrant, in the event any Registerable Securities are included in a registration statement under this section:

(1) To the extent permitted by law, the Company will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and Company shall reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(h)(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, or controlling person.

(2) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, and each agent and any underwriter for the Company

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(within the meaning of the Act) against losses, claims, damages, or liabilities to which the Company or any such director, officer, controlling person, agent, or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent, or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action; provided however, that the indemnity agreement contained in this Section 10(h)(2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

(3) Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify any indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party, but the omission so to notify the indemnifying party will not relieve him of any other liability that he may have to such indemnified party.

(i) Registrations on Form S-3.

(1) If: (i) a Holder or Holders request in writing (specifying that it is being made pursuant to this Section 10(i)) that the Company file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registerable Securities the reasonably anticipated aggregate price to the public of which would exceed Two Million Dollars ($2,000,000); and (ii) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3).

(2) All expenses incurred in connection with a registration requested pursuant to this Section 10(i)(1), including, without limitation, all registration, qualification, printing, and accounting fees, and fees and disbursements of counsel for the selling Holder or

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Holders and counsel for the Company, shall be borne pro rata by the Holder or Holders participating in the registration pursuant to this Section 10(i)(1) on the basis of the amount of securities so registered.

(3) Holders' rights to registration under this Section 10(i) are in addition to, and not in lieu of, their rights to registration under Section 10(b) of this Warrant.

(j) Termination of the Company's Obligations. The Company's obligations pursuant to Section 10(b) or 10(i) of this Warrant shall expire on the Warrant Expiration Date.

(k) Reports Under Securities Exchange Act of 1934. The Company agrees to be and remain in compliance with the Securities Exchange Act of 1934, as amended (the "1934 Act"), if and when the Company becomes subject to the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to furnish to any Holder, so long as such Holder owns any Registerable Securities forthwith, upon request, a copy of the most recent annual or quarterly report of the Company, such other reports and documents so filed by the Company with the SEC and such written statements, certifications, representations and warranties as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

11. Transfer to Comply with the Securities Act of 1933; and Lock-Up.

(a) This Warrant and the Warrant Shares and any other security or securities issued or issuable upon exercise of this Warrant may not be sold, transferred, or otherwise disposed of except as permitted under Section 5 of this Warrant and the other restrictions applicable to transfers of the Company's securities in the Convertible Debenture Purchase Agreement, which are incorporated herein by this reference, as well its Amended and Restated Certificate of Incorporation and Bylaws, as amended and effective from time to time.

(b) The Company may cause the following or any substantially similar legend to be set forth on each certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public hereunder, unless counsel for the Company is of the reasonable opinion as to any such certificate that such legend is unnecessary or unless the Company has received an opinion of counsel to the effect that such legend is unnecessary:

THIS SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN

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OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

12. Market Stand-Off Agreement. Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the effective date of the final registration statement relating to the Company's first underwritten public offering (the "IPO") of its Common Stock under the Securities Act, and ending on the date specified by the Company and the managing underwriter(s) (such period not to exceed one hundred eighty (180) days, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports, and (ii) analyst recommendations and opinions): (A) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by IHT or are thereafter acquired); or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities; whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 12 will: (x) apply only to the IPO and will not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement; (y) not apply to the transfer of any shares to any trust for the direct or indirect benefit of Holder or the immediate family of Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer will not involve a disposition for value; and (z) be applicable to Holder only if all officers and directors of the Company are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than 5% of the outstanding Common Stock. Notwithstanding anything herein to the contrary, the underwriters in connection with the IPO are intended third-party beneficiaries of this Section 12 and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto. IHT further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with the IPO that are consistent with this Section 12 or that are necessary to give further effect thereto.

In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to IHT's registrable securities of the Company (and the Company shares or securities of every other person subject to the foregoing restriction) until the end of such period. IHT agrees that a legend reading substantially as follows will be placed on all certificates representing all of IHT's registrable securities of the Company (and the Company shares or securities of every other person subject to the restriction contained in this Section 12:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD BEGINNING ON THE EFFECTIVE DATE OF THE COMPANY'S REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN

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AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE COMPANY'S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SECURITIES.

13. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware. Venue for resolution of all disputes shall be in the state and federal courts located in Phoenix, Arizona.

14. Notice. Notices and other communications to be given to the Holder of this Warrant shall be delivered by hand or mailed, postage prepaid, to Holder at the address set forth on the first page of this Warrant or at the address provided by Holder in Holder's executed Convertible Debenture Purchase Agreement, or at such other address as Holder may designate by written notice to the Company as provided herein. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or mailed postage prepaid to the Company at: Attn: Anthony J. Carmen, 68 South Squirrel Road, Auburn Hills, Michigan 48326 or at such other address as Company may designate by written notice to Holder as provided herein. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

IN WITNESS WHEREOF, the Company has executed and delivered this Warrant as of the December 16, 2019.

UniGen Power Inc.,
a Delaware corporation

By: ______________________________
Anthony J. Carmen, CEO President

[Signature page to Additional Warrant, as defined in Convertible Debenture Purchase Agreement between IHT and UPI]

Warrant Number: W-002

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EXERCISE OF CLASS A COMMON STOCK PURCHASE WARRANT

The undersigned hereby irrevocably elects to exercise that certain Class A Common Stock Purchase Warrant to purchase ___________ (_____) shares of Class A Common Stock, $0.001 par value per share, of UniGen Power Inc., a Delaware corporation (the "Company"), issued in the name of the undersigned Holder and dated as of the ___ day of _____, 20__, to the extent of purchasing ____________________ (______) shares of Class A Common Stock of the Company, and hereby makes payment of $_____ in payment of the Exercise Price thereof.

Dated:____________________

By: ____
Signature

____
Printed Name

ASSIGNMENT OF CLASS A COMMON STOCK PURCHASE WARRANT

FOR VALUE RECEIVED, ________________________, an ____________________ ______________, hereby sells, assigns, and transfers unto (please type or print) _____________ ____________________("Purchaser"), of (please type or print address), ________________ ____________________________________, the right to purchase the Class A Common Stock of UniGen Power Inc., a Delaware corporation (the "Company"), represented by that certain Class A Common Stock Purchase Warrant to purchase _____________ (_____) shares of the Company's Class A Common Stock, issued in the name of the Holder and dated as of the ___ day of _____, 20__, to the extent of __________________________ (_______) shares of such Class A Common Stock constituting _____________ (___%) of the shares as to which such right is exercisable, and does hereby irrevocably constitute and appoint the Company and its transfer agent as attorneys-in-fact to transfer the same on the books of the Company with full power of substitution in the premises.

Dated: ____________________

By: ____
Signature

____
Printed Name

Warrant Number: W-002

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